EXHIBIT 24

                                POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the date indicated. By so signing, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of HUBCO, Inc. (the "Corporation"), does hereby appoint Kenneth T. Neilson his or her true and lawful attorney to executie in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Corporation, the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments to said Registration Statement and all instruments necessary or incidential in connection therewith, and to file the same with the Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorney.


     Signature                     Title                              Date


/S/KENNETH T. NEILSON        Chairman, President, Chief     February 24, 1997
--------------------      Executive Officer and Director
(Kenneth T. Neilson)      (Principal Executive Officer)

/S/ROBERT J. BURKE               Director                   February 25, 1997
--------------------
(Robert J. Burke)

/S/D. P. CALCAGNINI              Director                   February 24, 1997
--------------------
(Donald P. Calcagnini)

/S/JOAN DAVID                    Director                   February 24, 1997
--------------------
(Joan David)

/S/THOMAS R. FARLEY              Director                   February 27, 1997
--------------------
(Thomas R. Farley)

/S/ROBERT B. GOLDSTEIN           Director                   February 24, 1997
--------------------
(Robert B. Goldstein)

/S/BRYANT MALCOLM                Director                   February 28, 1997
--------------------
(Bryant Malcolm)

/S/ W. PETER McBRIDE             Director                   February 28, 1997
--------------------
(W. Peter McBride)

/S/CHARLES F.X. POGGI            Director                   February 24, 1997
--------------------
(Charles F.X. Poggi)

/S/DAVID A. ROSOW                Director                   February 24, 1997
--------------------
(David A. Rosow)

/S/JAMES E. SCHIERLOH            Director                   February 24, 1997
--------------------
(James E. Schierloh)

/S/JOHN TATIGIAN                 Director                   February 24, 1997
--------------------
(John Tatigian)

/S/SR. GRACE FRANCES STRAUBER    Director                   February 24, 1997
-----------------------------
(Sister Grace Frances Strauber)

/S/CHRISTINA L. MAIER      Assistant Treasurer (Principal   February 24, 1997
--------------------       Financial and Accounting
(Christina L. Maier)       Officer)